BRAZOS INSURANCE FUNDS


                Supplement to the Prospectus dated April 30, 2001


The following items reflect changes to the "Investor Expenses" section of the Prospectus of the Small Cap Portfolio (the "Portfolio")" to be effective as of March 8 2002:

The table on page 5 of the Prospectus entitled "Annual Fund Operating Expenses" is amended and restated as follows:


--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------
(expenses that are deducted from Portfolio assets)
--------------------------------------------------------------------------------
Management Fees                                       1.25%

Other Expenses(1)                                    11.65%
                                                     ------

Total annual fund operating expenses(2)              12.87%
--------------------------------------------------------------------------------

(1) The Portfolio has no sales, redemption, exchange, or account fees with the exception of a $15.00 fee for each redemption made by wire. Additionally, some institutions may charge a fee if you buy through them. Separate account and contract charges are not reflected in the fees above.

(2) "Other Expenses" is estimated based on expenses expected to be incurred in the current fiscal year.

                               ******************

The table on page 5 of the Prospectus providing an example of expenses over time is amended and restated as follows:


------------------- ------------ -------------- --------------- ----------------
                      1 Year        3 Years        5 Years         10 Years

Small Cap             $1,236        $3,425          $5,282          $8,789
------------------- ------------ -------------- --------------- ----------------




Dated:   February 15, 2002